UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)     FEBRUARY 28, 2005
                                                       -------------------------

                             WESTPOINT STEVENS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-15381                                          36-3498354
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(Commission File Number)                       (IRS Employer Identification No.)


          507 WEST TENTH STREET
           WEST POINT, GEORGIA                                     31833
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (706) 645-4000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On February 28, 2005, WestPoint Stevens Inc. and certain of its subsidiaries (collectively, the "Company"), each debtors in possession under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"), entered into an asset purchase agreement (the "Asset Purchase Agreement") with New Textile Holding Co., a Delaware corporation ("Parent"), and New Textile Co., a Delaware corporation and wholly-owned subsidiary of Parent ("Purchaser"), for the sale to Purchaser of substantially all of the Company's assets (collectively, the "Assets") pursuant to section 363 of the Bankruptcy Code. Parent is owned by an investor group that consists of WL Ross & Co. LLC and holders of a majority of the Company's First Lien Credit Facility, including Contrarian Capital Management and CP Capital Investments (collectively, the "Investor Group").

           Under the Asset Purchase Agreement, the purchase price for the Assets consists of (i) newly issued units (the "Units") comprised of 50% of the outstanding shares of common stock of Parent and 50% of the outstanding preferred stock of Purchaser, which will be distributed to the Company's First Lien Credit Facility holders, (ii) rights to acquire additional Units, comprised of the additional 50% of the outstanding shares of common stock of Parent and 50% of the outstanding preferred stock of Purchaser, pursuant to a rights offering for an aggregate purchase price of $207.5 million, under which all First Lien Credit Facility holders will have the equal right to participate, and in certain circumstances, the Company's Second Lien Credit Facility holders could participate, (iii) the payment in full of all outstanding indebtedness under the Company's debtor in possession credit agreement, dated as of June 2, 2003, as amended, among the Company and certain of its subsidiaries, Bank of America, N.A., Wachovia Bank, National Association and certain other lenders, and (iv) the assumption of liabilities of the Company, as set forth in the Asset Purchase Agreement. The equity to be issued pursuant to the Asset Purchase Agreement is subject to dilution pursuant to a one year warrant to be issued to WL Ross & Co. LLC to purchase 10% of the fully diluted common stock of Parent and preferred stock of Purchaser, at an exercise price based upon the midpoint of the Company's enterprise value as determined by the Company's financial advisor (i.e., $642.5 million), subject to certain adjustments. In connection with the Asset Purchase Agreement, the Investor Group entered into a commitment agreement (the "Funding Commitment") pursuant to which they agreed, among other things, to purchase any Units not purchased in the rights offering, to release $10.0 million from escrowed adequate protection payments to the Company's Second Lien Credit Facility holders if they do not object to the transaction and to provide additional consideration in certain other events if the sale of the Assets is completed. Following the completion of such sale of Assets, the Company will wind down its estate and, as a result, its unsecured creditors could receive a small distribution out of proceeds of avoidance actions and other contingent claims and all shares of its common stock would be cancelled with no distribution being made thereon.

           The consummation of the transactions contemplated by the Asset Purchase Agreement is subject to the receipt of any higher or better offers submitted in accordance with bidding procedures to be approved by the U.S.


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
Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and is contingent upon the approval of the Asset Purchase Agreement by the Bankruptcy Court. The Asset Purchase Agreement is also subject to various closing conditions, including the satisfaction of certain closing date minimum working capital requirements and the absence of any events or changes that would reasonably be expected to have a material adverse effect on the Company's business. The closing of the transactions is expected to occur no later than July 31, 2005.

           The preceding description of the terms of the Asset Purchase Agreement and the Funding Commitment does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement and Funding Commitment, copies of which have been filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. A copy of the Company's press release announcing the execution of the Asset Purchase Agreement is attached as Exhibit 99.1 hereto.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         10.1 Asset Purchase Agreement, dated as of February 28, 2005, by and among New Textile Holding Co., New Textile Co, WestPoint Stevens Inc. and certain subsidiaries of WestPoint Stevens Inc.

         10.2 Funding Commitment, date as of February 28, 2005, by and among New Textile Holding Co., New Textile Co., WL Ross & Co. LLC and the Investor Group

         99.1         Press Release dated March 1, 2005





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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WESTPOINT STEVENS INC.


                                      By: /s/ Christopher N. Zodrow
                                          -------------------------------------
                                          Name: Christopher N. Zodrow, Esq.
                                          Title: Vice President and Secretary


Date: March 3, 2005













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
                                  EXHIBIT INDEX


EXHIBIT NO.                                   DESCRIPTION
-----------                                   -----------

   10.1 Asset Purchase Agreement, dated as of February 28, 2005, by and among New Textile Holding Co., New Textile Co., WestPoint Stevens Inc. and certain subsidiaries of WestPoint Stevens Inc.

   10.2 Funding Commitment, date as of February 28, 2005, by and among New Textile Holding Co., New Textile Co., WL Ross & Co. LLC and the Investor Group

   99.1               Press Release dated March 1, 2005























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